UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2025

Virpax Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40064	82-1510982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1055 Westlakes Drive, Suite 300

Berwyn, PA 19312

(Address of principal executive offices, including zip code)

(610) 727-4597

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.00001 per share	VRPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 15, 2025, Virpax Pharmaceuticals, Inc. (the “Company”) held a special meeting (the “Special Meeting”). As of November 20, 2024, the record date for the 2025 Special Meeting, 8,087,581 shares of common stock, par value $0.00001 per share (“Common Stock”), were issued and outstanding. Holders of 5,253,501 shares of the Company’s Common Stock were present in person or by proxy at the 2025 Special Meeting, representing approximately 64.96% of the total outstanding shares of Common Stock, constituting a quorum pursuant to the Company’s bylaws. A summary of the matters voted upon by stockholders at the 2025 Special Meeting and the final voting results for each proposal, as described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 9, 2024, is set forth below:

Proposal No. 1 - The stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split with respect to the Company’s Common Stock, at a ratio of 1-for-2 to 1-for-240 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board in its sole discretion. The results of the voting for this approved proposal were as follows:

For	Against	Abstain	Broker Non-Votes
4,069,610	1,117,444	66,447	Not applicable

Proposal No. 2 - The Company’s stockholders elected five (5) directors to serve until the 2025 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. The elected directors are Jatinder Dhaliwal, Katharyn Field, Jaydriane Panis, Judy Su, and Esha Randhawa. The results of the voting for this approved proposal were as follows:

Matter Being Voted On	For	Against	Abstain	Broker Non- Votes
Jatinder Dhaliwal	3,002,603	442,036	13,008	1,795,854

Katharyn Field	3,003,366	441,276	13,005	1,795,854

Jaydriane Panis	2,984,071	441,423	32,153	1,795,854

Judy Su	3,005,187	439,452	13,008	1,795,854

Esha Randhawa	3,003,187	441,452	13,008	1,795,854

Proposal No. 3 - The stockholders did not approve the adjournment of the 2025 Special Meeting to a later date or date, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of Proposal Number 1 and/or Proposal Number 2, based on the votes set forth below. The results of the voting for this approved proposal were as follows:

For	Against	Abstain	Broker Non-Votes
4,419,257	768,408	65,836	Not applicable

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRPAX PHARMACEUTICALS, INC.

Dated: January 15, 2025	By:	/s/ Jatinder Dhaliwal
Jatinder Dhaliwal
Chief Executive Officer